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                                                                    EXHIBIT 99.2


                                  CERTIFICATION


         Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of Popular, Inc. (the "Company"), hereby certifies that the Company's Annual Report on Form 10-K for the year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities and Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  March 17, 2003

                                           By:    /S/ Jorge A. Junquera
                                                  ------------------------
                                           Name:  Jorge A. Junquera
                                           Title: Chief Financial Officer


         This foregoing certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report.